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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               APRIL 10, 1998
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              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                         NATIONAL DIAGNOSTICS, INC.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      FLORIDA                              0-24696                59-3248917
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(STATE OR OTHER JURISDICTION           (COMMISSION FILE         (IRS EMPLOYER
    OF INCORPORATION)                      NUMBER)           IDENTIFICATION NO.)


755 WEST BRANDON BOULEVARD, BRANDON, FLORIDA                      33511
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                               (813) 661-9501
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

a) On March 17, 1998, National Diagnostics, Inc. ("NATD") entered into a Stock Purchase Agreement by and between American Enterprise Solutions, Inc. ("AES"), headquartered in Tampa, Florida. On March 27, 1998, NATD issued, pursuant to the Stock Purchase Agreement 500,000 shares of Series A Preferred Stock of NATD in exchange for 8,000,000 shares of Common Stock of Halis, Inc. (OTCBB:HLIS) valued at $2,000,000.

         The Series A Preferred Stock has specific voting and conversion rights. Each share of Preferred Stock has the right to cast 8 votes on any matter brought before the shareholders for vote. The Preferred Shareholders, voting as a separate class, have the right to elect 50% of the authorized number of members of the Board of Directors. Each share of Preferred Stock may be at any time converted into Common Stock of NATD at the rate of 44.11 shares of NATD Common stock per share of Series A Preferred Stock.

         On March 27, 1998 AES exercised its right to convert 131,185 shares of Series A Preferred Stock for 5,786,570 shares of Common Stock of NATD. Prior to conversion there were 3,098,430 shares of Common Stock outstanding. After conversion AES holds 65% of the total 8,880,000 shares of Common Stock outstanding.

         AES, founded in September 1997, for the purpose of acquiring seasoned and profitable high growth firms with operations and facilities to create Community Healthcare Delivery Systems. These systems are designed to provide comprehensive delivery of all healthcare services while electronically interactively linking with AES's proprietary Internet/Intranet and virtual network gateways that can link all of the healthcare industry's trading partners, from patient/consumers/employees to the providers, payors, employers and government agencies.

         On March 30, 1997, the NATD Board of Directors filled its vacancies by appointing Mr. Chuck Broes and Mr. Cardwell C. Nuckols, Ph.D as Directors.
Mr. Broes is Chief Executive Officer and Director of AES. Dr. Nuckols is Executive Vice President and Director of AES.

         On March 31, 1998, the Board of Directors appointed Mr. Broes as Chief Executive Officer of NATD and Dr. Nuckols as Secretary.

b) On February 23, 1998, NATD entered into a definitive agreement to merge with AES ("Merger Agreement"). Upon completion of the merger the Board of Directors will consist of the then current Board of Directors of AES (a Form 8-K was filed on March 10, 1998, more fully describing the merger).

ITEM 7            EXHIBITS.

(c) Stock Purchase Agreement dated March 27, 1998 by and between National Diagnostics, Inc., a Florida Corporation, and American Enterprise Solutions, Inc., a Florida Corporation





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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         April 10, 1998                 NATIONAL DIAGNOSTICS, INC.




                                        By: /s/ Curtis L. Alliston
                                            --------------------------------
                                            Curtis L. Alliston, President





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                               INDEX TO EXHIBITS

Exhibit
Number                   Description of Document
-------                  -----------------------

10.50 Stock Purchase Agreement dated March 17, 1998 by and between National Diagnostics, Inc., a Florida Corporation, and American Enterprise Solutions, Inc., a Florida Corporation.





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